EXHIBIT 10.22



                           LOAN MODIFICATION AGREEMENT


         This Loan Modification Agreement is entered into as of December 27, 1999, by and between DATAWATCH CORPORATION, a Delaware corporation with its principal place of business at 900 Chelmsford Street, Tower 3, 5th Floor, Lowell, Massachusetts 01851-8100 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 16, 1999, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of March 16, 1999 by and among the Borrower, Personics Corporation, and the Bank (as amended to date, the "Loan Agreement"). The Loan Agreement established in favor of the Borrower a revolving line of credit in the maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Revolving Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

3. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

4. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

5. DESCRIPTION OF CHANGE IN TERMS.

         A.       Modification(s) to Loan Agreement.

                  1. Bank hereby waives: Borrower's existing Defaults under the Loan Agreement by virtue of Borrower's failure to comply with the financial covenants in
                           Section 6.7 for the periods ending July 31, 1999, August 31, 1999, and September 30, 1999. Bank's waiver of Borrower's compliance of said covenants shall apply only to the foregoing periods.

                           Bank's agreement to waive the above-described compliance (i) shall not be deemed an agreement by Bank to waive Borrower's compliance with the above-described covenants as of any other dates, (ii) shall not limit or impair Bank's right to demand strict performance of these covenants as of any other dates, and (iii) shall not limit or impair Bank's right to demand strict performance of all other covenants as of any date.

                  2. All references in the Loan Agreement to "Personics Corporation" are deleted in each instance they appear and all references to the Borrower in the Loan Agreement shall now mean and refer to Datawatch Corporation singly.

                  3. The Loan Agreement shall be amended by inserting the following text immediately after the last sentence of
                           Section 4.1:

                           "Notwithstanding the foregoing, it is expressly acknowledged and agreed that the security interest created in this Agreement with respect to EXIM Eligible Foreign Accounts only is subject to and subordinate to the security interest granted to the Bank in the EXIM Agreement with respect to such EXIM Eligible Foreign Accounts, but only to the extent any advances are actually made to the Borrower based upon such EXIM Eligible Foreign Accounts."

                  4. The Loan Agreement shall be amended by deleting the following text appearing as Section 6.2:

                           "6.2 Financial Statements, Reports, Certificates. (a) Borrower shall deliver to Bank: (i) at such times as outstanding Advances exist, as soon as available, but in any event within 35 days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements from an independent certified public accounting firm acceptable to Bank; (iii) at such times as no outstanding Advances exist, within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (v) budgets, sales projections, operating plans or other financial information Bank requests; and (vi) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property.

                           (b) At such times as outstanding Advances exist and prior to the initial Advance, within 25 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts payable.

                           (c) Borrower will deliver to Bank with the monthly financial statements and with the quarterly 10-Q report a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

                           (d) Bank has the right to audit Borrower's Collateral at Borrower's expense at such times as outstanding Advances exist, but the audits will be conducted no more often than annually (or every 6 months if the aggregate outstanding Advances exceed 25% of the Committed Revolving Line) unless an Event of Default has occurred and is continuing."

                           and inserting in lieu thereof the following:

                           "6.2 Financial Statements, Reports, Certificates. Borrower shall deliver to Bank: (a) as soon as available, but in any event within thirty five (35) days after the end of each month during which either Advances have been requested or are outstanding, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by a Responsible Officer of Borrower acceptable to Bank; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm acceptable to Bank; (c) within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K 10-Q, and 8-K filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time; and
                           (f) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property.

                           Within twenty five (25) days after the last day of each month during which either Advances have been requested or are outstanding, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable.

                           Within thirty five (35) days after the last day of each month during which either Advances have been requested or are outstanding, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

                           Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense at any time when either Advances have been requested or are outstanding, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing."

                  5. The Loan Agreement shall be amended by deleting the following text appearing as Sections 6.7(a)(ii) thereof:

                           "(ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least $6,000,000."

                           and inserting in lieu thereof the following:

                           "(ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least (1) $4,500,000.00 commencing with the month ending October 31, 1999 through the month ending August 31, 2000, and (2) $5,000,000.00 commencing with the month ending October 31, 2000 and for each November, January, February, April, May, July, August, and October thereafter."

                  6. The Loan Agreement shall be amended by deleting the following text appearing as Sections 6.7(b)(ii) thereof:

                           "(ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least $7,000,000."

                           and inserting in lieu thereof the following:

                           "(ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least (1) $5,500,000.00 for each calender quarter commencing with the calender quarter ending September 30, 1999, and (2) $6,000,000.00 commencing with the quarter ending September 30, 2000 and for each quarter thereafter."

                  7. The Loan Agreement is hereby amended by the deletion of Section 10.1 in its entirety and the insertion of the following in its stead:

                           "Unless otherwise provided in this Agreement, all notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed at the beginning of this Agreement. Either Bank or Borrower may change its notice address by giving the other written notice.

                           If to Borrower:  Datawatch Corporation
                                            900 Chelmsford Street
                                            Tower 3, 5th Floor
                                            Lowell, Massachusetts 01851-8100
                                            Attn: Betsy J. Hartwell
                                            FAX: (978) 453-4443

                           With a copy to:  Testa, Hurwitz & Thibeault,  LLP
                                            125 High Street
                                            Boston, Massachusetts 02110
                                            Attn: William B. Simmons, Esquire
                                            FAX: (617) 248-7100

                           If to Bank:      Silicon Valley Bank
                                            40 William Street
                                            Wellesley, Massachusetts 02481
                                            Attn: Jonathan L. Gray
                                            FAX: (781) 431-9906
                           with a copy to:  Riemer & Braunstein LLP
                                            Three Center Plaza
                                            Boston, Massachusetts 02108
                                            Attn: David A. Ephraim, Esquire
                                            FAX: (617) 880-3456"

                  8. The Loan Agreement is hereby amended by the addition of the following text appearing as a new Section 8.9:

                           "8.9 CROSS DEFAULT. The occurrence of any Event of Default under the EXIM Loan Documents."

                  9. The Loan Agreement is hereby amended by the deletion of the defined term "Eligible Foreign Accounts" in
                           Section 13.1 thereof and in each other instance it appears in the Loan Agreement.

                 10. The Loan Agreement is hereby amended by the insertion of the following new defined terms in Section 13.1 thereof:

                           ""EXIM Agreement: shall mean that certain
                           Export-Import Loan and Security Agreement dated December 27, 1999 by and between the Borrower and the Bank."

                           ""EXIM Eligible Foreign Accounts shall have the meaning set forth in the EXIM Agreement."

                           ""EXIM Loan Documents" shall mean the EXIM Agreement together with all documents, instruments and agreements executed in conjunction therewith."

                 11. The Loan Agreement is hereby amended by the deletion of the following defined terms in Section 13.1 thereof:

                           ""Borrowing Base" is (a) 80% of Eligible Accounts in which the Account debtor is a non-distributor, plus
                           (b) 50% of Eligible Accounts (not to exceed 40% of the aggregate Borrowing Base) in which the Account debtor (i) is a distributor and (ii) is approved in writing by Bank on a case by case basis, plus (c) 60% of Eligible Foreign Accounts (not to exceed $400,000) each as determined by Bank from Borrower's most recent Borrowing Base Certificate."

                           ""Eligible Accounts" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

                                (a) Accounts that the account debtor has not paid within 90 days (or 60 days if account debtor is a distributor) of invoice date;

                                (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days (or 60 days if account debtor is a distributor) of invoice date;

                                (c) Credit balances over 90 days from invoice date;

                                (d)         Accounts for an account debtor,
                                            including Affiliates, whose total
                                            obligations to Borrower exceed 25%
                                            of all Accounts, for the amounts
                                            that exceed that percentage, unless
                                            Bank approves in writing;

                                (e)         Accounts for which the account
                                            debtor does not have its principal
                                            place of business in the United
                                            States except for Eligible Foreign
                                            Accounts;

                                (f)         Accounts for which the account
                                            debtor is a federal, state or local
                                            government entity or any department,
                                            agency, or instrumentality;

                                (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called
                                            "contra" accounts, accounts payable,
                                            customer deposits or credit
                                            accounts);

                                (h)         Accounts for demonstration or
                                            promotional equipment, or in which
                                            goods are consigned, sales
                                            guaranteed, sale or return, sale on
                                            approval, bill and hold, or other
                                            terms if account debtor's payment
                                            may be conditional;

                                (i)         Accounts for which the account
                                            debtor is Borrower's Affiliate,
                                            officer, employee, or agent;

                                (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

                                (k) Accounts for which Bank reasonably determines collection to be doubtful."

                           ""Obligations" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank."

                           ""Revolving Maturity Date" is January 30, 2000."

                           ""Tangible Net Worth" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (i) any amounts attributable to
                           (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and
                           (c) reserves not already deducted from assets, minus
                           (ii) Total Liabilities."

                           and inserting in lieu thereof the following:

                           ""Borrowing Base" is (a) 80% of Eligible Accounts in which the Account debtor is a non-distributor, plus
                           (b) 50% of Eligible Accounts (not to exceed 40% of the aggregate Borrowing Base) in which the Account debtor (i) is a distributor and (ii) is approved in writing by Bank on a case by case basis, each as determined by Bank from Borrower's most recent Borrowing Base Certificate."

                           ""Eligible Accounts" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5.2; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

                                (a) Accounts that the account debtor has not paid within ninety (90) days (or sixty (60) days if account debtor is a distributor) of invoice date;

                                (b)         Accounts for an account debtor,
                                            fifty percent (50%) or more of whose
                                            Accounts have not been paid within
                                            ninety (90) days (or sixty (60) days
                                            if account debtor is a distributor)
                                            of invoice date;

                                (c)         Credit balances over ninety (90)
                                            days from invoice date;

                                (d)         Accounts for an account debtor,
                                            including Affiliates, whose total
                                            obligations to Borrower exceed
                                            twenty-five (25%) of all Accounts,
                                            for the amounts that exceed that
                                            percentage, unless Bank approves in
                                            writing;

                                (e)         Accounts for which the account
                                            debtor does not have its principal
                                            place of business in the United
                                            States;

                                (f)         Accounts for which the account
                                            debtor is a federal government
                                            entity or any department, agency, or
                                            instrumentality thereof;

                                (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called
                                            "contra" accounts, accounts payable,
                                            customer deposits or credit
                                            accounts);

                                (h)         Accounts for demonstration or
                                            promotional equipment, or in which
                                            goods are consigned, sales
                                            guaranteed, sale or return, sale on
                                            approval, bill and hold, or other
                                            terms if account debtor's payment
                                            may be conditional;

                                (i)         Accounts for which the account
                                            debtor is Borrower's Affiliate,
                                            officer, employee, or agent;

                                (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

                                (k) Accounts for which Bank reasonably determines collection to be doubtful."

                           ""Obligations" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later whether under this Agreement, the EXIM Loan Documents, or otherwise, including letters of credit and foreign exchange contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank."

                           ""Revolving Maturity Date" is December 27, 2000."

                           ""Tangible Net Worth" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (i) any amounts attributable to
                           (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and
                           (c) reserves not already deducted from assets, minus
                           (ii) Total Liabilities, plus (iii) Subordinated
                           Debt."

                  13. The Borrower ratifies, confirms and reaffirms, all and singular, the terms and conditions of that certain Collateral Assignment, Patent Mortgage and Security Agreement dated as of November 1, 1994 between Borrower and Bank, and acknowledges, confirms and agrees that said Collateral Assignment, Patent Mortgage and Security Agreement shall remain in full force and effect.

                  14. The Borrowing Base Certificate appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Borrowing Base Certificate attached as EXHIBIT A hereto.

                  15. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT B hereto.

6. FEE. Borrower shall pay to Bank a modification fee equal to Two Thousand Five Hundred Dollars ($2,500.00), which fee shall be due on the date hereof and which shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Lender for all legal fees and expenses incurred in connection with this amendment to the Loan Documents and the preparation of the EXIM Loan Documents.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

9. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement.

11. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                            BANK:

DATAWATCH CORPORATION               SILICON VALLEY BANK, doing business as
                                                     SILICON VALLEY EAST


By: /s/ Bruce R. Gardner            By: /s/ James C. Maynard
    ----------------------              ------------------------------

Name: Bruce R. Gardner              Name: James C. Maynard
      --------------------                ----------------------------

Title: President and Chief          Title: Senior Vice President
       Executive Officer                   ---------------------------
       -------------------



                                    SILICON VALLEY BANK

                                    By: /s/ Heidi Fetty
                                        ------------------------------

                                    Name: Heidi Fetty
                                          ----------------------------

                                    Title: Assistant Vice President
                                           ---------------------------
                                    (signed in Santa Clara County, California)

EXHIBIT A

                           BORROWING BASE CERTIFICATE

Borrower: Datawatch Corporation             Bank:    Silicon Valley Bank

Commitment Amount:         $ 1,500,000.00

ACCOUNTS RECEIVABLE

12.      Accounts Receivable Book Value as of                    $
                                              --------            ----------------------
13.      Additions (please explain on reverse)                   $
                                                                  ----------------------
14.      TOTAL ACCOUNTS RECEIVABLE                               $
                                                                  ----------------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)              Distributor          Non-Distributor
                                                                  -----------          ---------------

12.      Amounts over 90* days due                            $                       $
                                                               ----------------------  -----------------
13.      Balance of 50% over 90* day accounts                 $                       $
                                                               ----------------------  -----------------
14.      Concentration Limits                                 $                       $
                                                               ----------------------  -----------------
15.      Foreign Accounts                                     $                       $
                                                               ----------------------  -----------------
16.      Governmental Accounts                                $                       $
                                                               ----------------------  -----------------
17.      Contra Accounts                                      $                       $
                                                               ----------------------  -----------------
18.      Promotion or Demo Accounts                           $                       $
                                                               ----------------------  -----------------
19.      Intercompany/Employee Accounts                       $                       $
                                                               ----------------------  -----------------
20.      Other (please explain on reverse)                    $                       $
                                                               ----------------------  -----------------
21.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                 $                       $
                                                               ----------------------  -----------------
22.      Eligible Accounts (#3 minus #13)                     $                       $
                                                               ----------------------  -----------------
23.      LOAN VALUE OF ACCOUNTS (80.0% of #14
         for Non-Distributor accounts plus 50.0%
         of #14 for Distributor accounts**)                   $                       $
                                                               ----------------------  -----------------
         *60 days if account debtor is distributor
         **Loan value of accounts for account debtors which are
         distributors shall not exceed 40% of aggregate borrowing base.

BALANCES

12.      Maximum Loan Amount                                           $1,500,000.00
13.      Total Funds Available (Lesser of #16 or #15)                  $____________
14.      Present balance owing on Line of Credit                       $____________


15.      Outstanding under Sublimits (including Letters of Credit)     $____________
16.      RESERVE POSITION (#17 minus #18 and #19)                      $____________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                                       ================================
                                                         BANK USE ONLY
DATAWATCH CORPORATION                           ================================
                                                RECEIVED BY:____________________
                                                DATE:___________________________
By: _______________________                     REVIEWED BY:____________________
         Authorized Signer                      COMPLIANCE STATUS:  YES / NO

EXHIBIT B

                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             DATAWATCH CORPORATION

         The undersigned authorized officer of DATAWATCH CORPORATION hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ____________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

         REPORTING COVENANT                      REQUIRED                                     COMPLIES
         ------------------                      --------                                     --------

         Monthly financial statements & CC       Monthly within 35 days*                     Yes      No
         Annual (CPA Audited)                    FYE within 120 days                         Yes      No
         10-K, 10-Q and 8-K                      Within 5 days after filing with SEC         Yes      No
         A/R & BBC                               Monthly within 25 days*                     Yes      No

*when Advances are outstanding or have been requested

         FINANCIAL COVENANT                  REQUIRED          ACTUAL             COMPLIES
         ------------------                  --------          ------             --------

         Maintain on a Monthly Basis
         (only for months ending January, February, May, July, August, October and November)

         Minimum Adjusted Quick Ratio       1.50:1.0              _____:1.0         Yes No
         Minimum Tangible Net Worth         $4,500,000.00**   $________             Yes No

         Maintain on a Quarterly Basis:

         Minimum Adjusted Quick Ratio       1.75:1.0              _____:1.0         Yes No
         Minimum Tangible Net Worth         $5,500,000.00***  $________             Yes No

**increasing to $5,000,000.00 as of October 31, 2000 as set forth in Section 6.7(a)(ii)

***increasing to $6,000,000.00 as of September 30, 2000 as set forth in Section 6.7(b)(ii)

COMMENTS REGARDING EXCEPTIONS:                    ==============================
Sincerely,                                                 BANK USE ONLY
                                                  ==============================
_______________________    Date:_______________   RECEIVED BY:__________________
SIGNATURE                                         DATE:________________
------------------------                          REVIEWED BY:__________________
TITLE                                             COMPLIANCE STATUS:  YES / NO